CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Roebling Financial Corp, Inc. (the "Company") on Form 10-QSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Frank J. Travea, III, President and Chief Executive Officer, and Janice A. Summers, Senior Vice President, Chief Operating Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/Frank J. Travea, III                     /s/Janice A. Summers
-------------------------------------       --------------------------------
Frank J. Travea, III                        Janice A. Summers
President and Chief Executive Officer       Senior Vice President, Chief
                                            Operating  Officer and
                                            Chief Financial Officer




February 12, 2003